Supplement dated September 29, 2025
to the following statutory prospectus(es):
BOA Next Generation FPVUL and BOA ChoiceLife FPVUL dated May 1, 2025
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
In accordance with applicable law, on or about November 14, 2025 (the "Exchange Date"), Nationwide intends to substitute shares of the underlying mutual fund(s) in Column A ("Existing Fund(s)") below with shares of the underlying mutual fund(s) in Column B ("Replacement Fund(s)") below.
Column A Existing Fund(s)	Column B Replacement Fund(s)
Invesco - Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares	Nationwide Variable Insurance Trust - NVIT Blueprint(R) Managed Growth & Income Fund: Class I
Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X
MFS® Variable Insurance Trust - MFS Value Series: Initial Class	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X
Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2	Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM(R) Emerging Markets Fund: Class I
VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class	Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM(R) Emerging Markets Fund: Class I
Invesco - Invesco V.I. Global Fund: Series I	Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM(R) Worldwide Fund: Class I
Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I
Allspring Variable Trust - VT Small Cap Growth Fund: Class 2	Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class I
Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Inflation Managed Fund: Class II
Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Large Cap Growth Fund: Class II
MFS® Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I
PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class	Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class I
BNY Mellon Stock Index Fund, Inc.: Initial Shares	Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I
Prior to the Exchange Date. From the date of this supplement until the Exchange Date, investors with allocations in the Existing Fund(s) may transfer allocations to any other available underlying mutual fund, the fixed account (if available), long-term fixed account (if available), indexed interest options (if available), and/or a Guaranteed Term Option (if available) in accordance with the contract/policy. During this period, any transfers from an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract/policy.
On the Exchange Date. At the close of business on the Exchange Date, the substitution(s) will take place at relative net asset value. Any allocations that remain in the Existing Fund(s) will be redeemed. Such redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Fund(s). All contract/policy owners affected by the substitution will receive a written confirmation of the transaction. The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of daily transfer limitations.
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After the Exchange Date. For at least 30 days after the Exchange Date, contract/policy owners may reallocate amounts that were substituted into the Replacement Fund(s) to any other available underlying mutual fund, the fixed account (if available), long-term fixed account (if available), indexed interest options (if available), and/or a Guaranteed Term Option (if available) without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract/policy. Additionally, during this time, Nationwide will not exercise any rights reserved by it under the contracts to impose additional restrictions on transfers out of a Replacement Fund, except to prevent or limit disruptive trading activity.
Allocation Instructions. If the contract/policy owners do not provide new allocation instructions prior to the Exchange Date, Nationwide will automatically direct any subsequent contributions, allocation elections, dollar cost averaging or asset rebalancing program, or any other transaction involving the Sub-Account investing in the Existing Fund to the Sub-Account investing in the Replacement Fund. The contract/policy owners may provide new instructions at any time while the contract is in-force; however, any transfers other than those described during the periods above will be treated as a transfer for purposes of transfer limitations applicable under the terms of the contract.
On the Exchange Date, the Existing Fund(s) is/are removed from the list of underlying funds under Appendix A: Underlying Mutual Funds Available Under the Contract/Policy in the statutory prospectus.
To submit a transfer request, or for further information or forms, please contact Nationwide:
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by telephone at 1-800-848-6331 (TDD 1-800-238-3035)
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by mail to P.O. Box 182835, Columbus, Ohio 43218-2835
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by fax at 1-888-677-7393
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by Internet at www.nationwide.com
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